Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Grey Wolf, Inc. (the “Company”) on Form 10-Q/A (Amendment No. 2) for the three period ended March 31, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Thomas P. Richards, Chairman, President and Chief Executive Officer of the Company and David W. Wehlmann, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas P. Richards
Thomas P. Richards
Chairman, President and Chief Executive Officer

/s/ David W. Wehlmann
David W. Wehlmann
Executive Vice President and Chief Financial Officer

Date: August 10, 2004